Pensions and other post-employment benefits	12 Months Ended
Dec. 31, 2018
Pensions and other post-employment benefits
Pensions and other post-employment benefits

27. Pensions and other post-employment benefits

The Group maintains a number of post-employment plans in various countries including both defined benefit and defined contribution plans. The Group participates in defined contribution plans, multi-employer and insured plans for which the Group contributions are recognized as expense in the consolidated income statement in the period to which the contributions relate.  In a defined contribution plan, the Group’s legal or constructive obligation is limited to the amount that it agrees to contribute to the fund. The amount recognized in the consolidated income statement related to defined contribution plans was EUR 246 million (EUR 231 million in 2017 and EUR 236 million in 2016).

The Group’s defined benefit plans comprise significant pension programs and schemes as well as material other post-employment benefit (Opeb) plans providing post-retirement healthcare and life insurance coverage to certain employee groups. Defined benefit plans expose the Group to various risks such as investment risk, interest rate risk, life expectancy risk, and regulatory/compliance risk. The characteristics and extent of these risks vary depending on the legal, fiscal, and economic requirements in each country. The amount recognized in the consolidated income statement related to defined benefit plans was EUR 234 million (EUR 214 million in 2017 and EUR 222 million in 2016).

The total net defined benefit liability is EUR 103 million (EUR 461 million in 2017) consisting of net pension and other post-employment benefit liabilities of EUR 4 327 million (EUR 4 440 million in 2017) and net pension and other post-employment benefit assets of EUR 4 224 million (EUR 3 979 million in 2017).

Defined benefit plans

The Group’s most significant defined benefit pension plans are in the United States, Germany, and the United Kingdom. Together they account for 92% (93% in 2017) of the Group’s total defined benefit obligation and 91% (91% in 2017) of the Group’s total plan assets.

The defined benefit obligations, the fair value of plan assets, the effects of the asset ceiling and the net defined benefit balance as of December 31:

	2018				2017
	Defined			Net defined	Defined			Net defined
	benefit	Fair value	Effects of	benefit	benefit	Fair value	Effects of	benefit
EURm	obligation	of plan assets	asset ceiling	balance	obligation	of plan assets	asset ceiling	balance
United States	(18 346)	19 616	(573)	697	(19 614)	20 499	(453)	432
Germany	(2 650)	1 145	–	(1 505)	(2 773)	1 203	–	(1 570)
United Kingdom	(1 122)	1 459	–	337	(1 276)	1 552	–	276
Other	(1 837)	2 259	(54)	368	(1 834)	2 281	(46)	401
Total	(23 955)	24 479	(627)	(103)	(25 497)	25 535	(499)	(461)

United States

The Group has significant defined benefit pension plans and a significant post-retirement (Opeb) welfare benefit plan, providing post-retirement healthcare benefits and life insurance coverage, in the United States. The pension plans include both traditional service-based programs as well as cash-balance plans. The principal non-represented plan for salaried, non-union member employees was closed to new entrants after December 31, 2007 and fully frozen on December 31, 2009. Effective on January 1, 2015, the Group, then Alcatel Lucent, adopted a new cash-balance program, for salaried, non-union member employees. The new program was extended to all United States-based salaried employees, except the employees of Nokia Technologies, effective January 1, 2017. For active union-represented employees and for former employees who, when active, were represented by a union, the Group maintains two defined benefit pension plans, both of which are traditional service-based pension programs. The larger of the two, which represents 95% of the obligation, is a closed plan. Post-retirement welfare benefits are maintained for certain retired former employees. Pursuant to an agreement with the Communications Workers of America (CWA) and the International Brotherhood of Electrical Workers (IBEW) unions, the Group agreed to continue to provide post-retirement healthcare benefits and life-insurance coverage for employees formerly represented by these two unions. That agreement expires on December 31, 2019.

The defined benefit obligations, the fair value of plan assets, the effects of the asset ceiling and the net defined benefit balance for United States defined benefit plans as of December 31:

	2018				2017
	Defined			Net defined	Defined			Net defined
	benefit	Fair value	Effects of	benefit	benefit	Fair value	Effects of	benefit
EURm	obligation	of plan assets	asset ceiling	balance	obligation	of plan assets	asset ceiling	balance
Pension benefits
Management (salaried and others)	(12 860)	14 617	–	1 757	(13 750)	15 263	(2)	1 511
Occupational (formerly union represented)	(2 766)	4 602	(573)	1 263	(2 995)	4 704	(451)	1 258
Supplemental	(336)	–	–	(336)	(351)	–	–	(351)
Total	(15 962)	19 219	(573)	2 684	(17 096)	19 967	(453)	2 418
Post-retirement benefits
Health (non-union represented)	(66)	–	–	(66)	(76)	–	–	(76)
Health (formerly union represented)	(972)	184	–	(788)	(1 026)	264	–	(762)
Group life (non-union represented)	(885)	149	–	(736)	(929)	186	–	(743)
Group life (formerly union represented)	(460)	64	–	(396)	(486)	82	–	(404)
Other	(1)	–	–	(1)	(1)	–	–	(1)
Total	(2 384)	397	–	(1 987)	(2 518)	532	–	(1 986)

Germany

The Group maintains two primary plans in Germany which cover the majority of active employees: the cash balance plan Beitragsorientierter Alterversorgungs Plan (BAP) for the Group’s former Nokia employees and a similar cash balance program (AVK Basis-/Matchingkonto) for the Group’s former Alcatel Lucent employees. Individual benefits are generally dependent on eligible compensation levels, ranking within the Group and years of service. These plans are partially funded defined benefit pension plans, the benefits being subject to a minimum return guaranteed by the Group. The funding vehicle for the BAP plan is the NSN Pension Trust e.V. The trust is legally separate from the Group and manage the plan assets in accordance with the respective trust agreements.

All other plans have been frozen or closed in prior years and replaced by the cash balance plans. Benefits are paid in annual installments, as monthly retirement pension, or as a lump sum on retirement in an amount equal to accrued pensions and guaranteed interest.

United Kingdom

The Group has two pension Trusts in the United Kingdom. Both trusts, legacy Nokia and legacy Alcatel-Lucent, have money purchase sections with Guaranteed Minimum Pension (GMP) underpin and final salary sections. All final salary sections are closed to future benefit accrual, the legacy Nokia plan closed on April 30, 2012 and the legacy Alcatel-Lucent plan on 30 April, 2018. Both Trusts manage all investments for their respective pension plans. Individual benefits for final salary sections are dependent on eligible compensation levels and years of service. For the money purchase sections with GMP underpin, individual benefits are dependent on the greater of the value of GMP at retirement date or the pension value resulting from the individual’s invested funds.

Impact on the consolidated financial statements

Movements in the defined benefit obligation, fair value of plan assets and the impact of the asset ceiling

The movements in the present value of the defined benefit obligation for the years ended December 31:

	2018				2017
	United States	United States	Other		United States	United States	Other
EURm	pension	Opeb	pension	Total	pension	Opeb	pension	Total
As of January 1	(17 096)	(2 518)	(5 883)	(25 497)	(19 784)	(3 061)	(5 818)	(28 663)
Current service cost	(70)	–	(93)	(163)	(75)	–	(105)	(180)
Interest expense	(540)	(79)	(106)	(725)	(652)	(98)	(112)	(862)
Past service cost and gains on curtailments	(44)	–	(8)	(52)	(39)	(1)	43	3
Settlements	–	–	(1)	(1)	13	–	10	23
Total	(654)	(79)	(208)	(941)	(753)	(99)	(164)	(1 016)
Remeasurements:
Gain/(loss) from change in demographic assumptions	36	23	21	80	141	33	(38)	136
Gain/(loss) from change in financial assumptions	938	155	205	1 298	(747)	(141)	(148)	(1 036)
Experience gain/(loss)	56	(10)	33	79	60	204	3	267
Total	1 030	168	259	1 457	(546)	96	(183)	(633)
Translation differences	(717)	(105)	15	(807)	2 422	370	123	2 915
Contributions from plan participants	–	(115)	(23)	(138)	–	(111)	(24)	(135)
Benefits paid	1 475	278	235	1 988	1 555	303	246	2 104
Other	–	(13)	(4)	(16)	10	(16)	(63)	(69)
Total	758	45	223	1 026	3 987	546	282	4 815
As of December 31	(15 962)	(2 384)	(5 609)	(23 955)	(17 096)	(2 518)	(5 883)	(25 497)

Present value of obligations includes EUR 17 593 million (EUR 18 940 million in 2017) of wholly funded obligations, EUR 5 162 million (EUR 5 248 million in 2017) of partly funded obligations and EUR 1 200 million (EUR 1 310 million in 2017) of unfunded obligations.

The movements in the fair value of plan assets for the years ended December 31:

	2018				2017
	United States	United States	Other		United States	United States	Other
EURm	pension	Opeb	pension	Total	pension	Opeb	pension	Total
As of January 1	19 967	532	5 036	25 535	22 301	579	4 890	27 770
Interest income	635	15	95	745	738	16	101	855
Administrative expenses and interest on asset ceiling	(17)	–	(1)	(18)	(17)	–	(1)	(18)
Settlements	–	–	(3)	(3)	(12)	–	(11)	(23)
Total	618	15	91	724	709	16	89	814
Remeasurements:
Return on plan assets, excluding amounts included in interest income	(775)	(25)	(187)	(987)	1 369	37	183	1 589
Total	(775)	(25)	(187)	(987)	1 369	37	183	1 589
Translation differences	868	19	(21)	866	(2 725)	(71)	(111)	(2 907)
Contributions:
Employers	26	6	65	97	28	3	129	160
Plan participants	–	115	23	138	–	111	24	135
Benefits paid	(1 475)	(278)	(145)	(1 898)	(1 555)	(303)	(158)	(2 016)
Section 420 Transfer(1)	(13)	13	–	–	(160)	160	–	–
Other	3	–	1	4	–	–	(10)	(10)
Total	(591)	(125)	(77)	(793)	(4 412)	(100)	(126)	(4 638)
As of December 31	19 219	397	4 863	24 479	19 967	532	5 036	25 535
(1)	Section 420 Transfer. Refer to ‘Future Cash Flow’ section below.

The movements in the funded status for the years ended December 31:

	2018				2017
	United States	United States	Other		United States	United States	Other
EURm	pension	Opeb	pension	Total	pension	Opeb	pension	Total
As of January 1	2 871	(1 986)	(847)	38	2 517	(2 482)	(928)	(893)
Current service cost	(70)	–	(93)	(163)	(75)	–	(105)	(180)
Interest income/(expense)	78	(64)	(12)	2	69	(82)	(12)	(25)
Past service cost and gains on curtailments	(44)	–	(8)	(52)	(39)	(1)	43	3
Settlements	–	–	(4)	(4)	1	–	(1)	–
Total	(36)	(64)	(117)	(217)	(44)	(83)	(75)	(202)
Remeasurements:
Return on plan assets, excluding amounts included in interest income	(775)	(25)	(187)	(987)	1 369	37	183	1 589
Gain/(loss) from change in demographic assumptions	36	23	21	80	141	33	(38)	136
Gain/(loss) from change in financial assumptions	938	155	205	1 298	(747)	(141)	(148)	(1 036)
Experience gain/(loss)	56	(10)	33	79	60	204	3	267
Total	255	143	72	470	823	133	–	956
Translation differences	151	(86)	(6)	59	(303)	299	12	8
Employer contributions	26	6	65	97	28	3	129	160
Benefits paid	–	–	90	90	–	–	88	88
Section 420 Transfer(1)	(13)	13	–	–	(160)	160	–	–
Other	3	(13)	(3)	(13)	10	(16)	(73)	(79)
Total	167	(80)	146	233	(425)	446	156	177
As of December 31	3 257	(1 987)	(746)	524	2 871	(1 986)	(847)	38

(1)   Section 420 Transfer. Refer to ‘Future Cash Flow’ section below.

The movements in the impact of the asset ceiling limitation for the years ended December 31:

	2018				2017
	United States	United States	Other		United States	United States	Other
EURm	pension	Opeb	pension	Total	pension	Opeb	pension	Total
As of January 1	(453)	–	(46)	(499)	(265)	–	(40)	(305)
Interest expense	(16)	–	(1)	(17)	(11)	–	(1)	(12)
Remeasurements:
Change in asset ceiling, excluding amounts included in interest expense	(76)	–	(6)	(82)	(224)	–	(9)	(233)
Translation differences	(28)	–	(1)	(29)	47	–	4	51
As of December 31	(573)	–	(54)	(627)	(453)	–	(46)	(499)

Net balances as of December 31:

	2018				2017
	United States	United States	Other		United States	United States	Other
EURm	pension	Opeb	pension	Total	pension	Opeb	pension	Total
As of December 31	2 684	(1 987)	(800)	(103)	2 418	(1 986)	(893)	(461)

Asset ceiling limitation

IAS19, Employee benefits, limits the amount of pension fund surplus that an entity may recognize to the amount of economic benefit that the entity can realize, either through refunds or as reductions in future contributions. The most significant limitation of asset recognition for the Group is from the overfunded US formerly represented pension plan. Under IAS 19 and current plan terms, the surplus is treated as belonging to the plans and its participants and cannot be refunded to the sponsoring employer. The surplus is therefore not recognized by the Group as a recoverable pension asset. However, Section 420 of the US tax code (described in the Future Cash Flows section) allows for some portion of the surplus assets to be used to cover some portion of the opeb liabilities. This increases the amount of the asset surplus that is recognizable in the US prepaid pension assets. All other countries where asset ceiling limits apply are not considered material.  The Group recognized an asset ceiling limitation in the amount of EUR 627 million (EUR 499 million in 2017).

Recognized in the income statement

Recognized in personnel expenses in the consolidated income statement for the years ended December 31:

EURm	2018	2017	2016
Current service cost(1)	163	180	155
Past service cost and gains on curtailments(2)	52	(3)	2
Interest expense(3)	15	37	65
Settlements(2)	4	–	–
Total	234	214	222
Of which relates to:
United States pensions	52	55	32
United States Opeb	64	83	92
Other pensions	118	76	98

(1)   Included in operating expenses within the consolidated income statement.

(2)   Included in other operating income and expense within the consolidated income statement.

(3)   Included in financial income and expense within the consolidated income statement.

Recognized in other comprehensive income

Recognized in other comprehensive income for the years ended December 31:

EURm	2018	2017	2016
Return on plan assets, excluding amounts included in interest income	(987)	1 589	1 340
Gain from change in demographic assumptions	80	136	81
Gain/(loss) from change in financial assumptions	1 298	(1 036)	(954)
Experience gain	79	267	358
Change in asset ceiling, excluding amounts included in interest expense	(82)	(233)	(259)
Total	388	723	566
Of which relates to:
United States pensions	179	599	701
United States Opeb	143	133	166
Other pensions	66	(9)	(301)

Actuarial assumptions and sensitivity analysis

Actuarial assumptions – Global View

Assumptions regarding future mortality are set based on actuarial advice in accordance with published statistics and experience in each country.

The discount rates and mortality tables used for the significant plans:

	2018	2017	2018
	Discount rate %		Mortality table
United States	3.9	3.3	RP–2014 w/MP–2018 mortality projection scale
Germany	1.6	1.3	Heubeck 2018G
United Kingdom(1)	2.7	2.5	S2PA Light
Total weighted average for all countries	3.5	2.9
(1)	Tables are adjusted with 1.5% long-term rate of improvement.

The principal actuarial weighted average assumptions used for determining the defined benefit obligation:

%	2018	2017
Discount rate for determining present values	3.5	2.9
Annual rate of increase in future compensation levels	1.9	1.9
Pension growth rate	0.4	0.4
Inflation rate	2.1	2.1
Weighted average duration of defined benefit obligations	11 yrs	11 yrs

Actuarial assumptions – United States

Actuarial assumptions used for determining the defined benefit obligation:

%	2018	2017
Benefit obligation, discount rate
Pension	3.9	3.3
Post-retirement healthcare and other	3.7	3.1
Post–retirement group life	4.0	3.4
Annual rate of increase in future compensation levels	2.05	2.06
Assumed healthcare cost trend rates
Healthcare costs trend rate assumed for next year	6.3	11.5
Healthcare cost trend rate assumed for next year (excluding post-retirement dental benefits)	6.4	11.8
Terminal growth rate	4.9	4.9
Year that the rate reaches the terminal growth value	2028	2028

Sensitivity analysis – Global View

When calculating the sensitivity of the defined benefit obligation to significant actuarial assumptions, the present value of the defined benefit obligation is calculated using the projected unit credit method. The sensitivity analyses are based on a change in an assumption while holding all other assumptions constant and may not be representative of the actual impact of changes. If more than one assumption is changed simultaneously, the combined impact of changes would not necessarily be the same as the sum of the individual changes. If the assumptions change to a different level compared with that presented, the effect on the defined benefit obligation may not be linear. Increases and decreases in the principal assumptions which are used in determining the defined benefit obligation, do not have a symmetrical effect on the defined benefit obligation primarily due to the compound interest effect created when determining the net present value of the future benefit.

The sensitivity of the defined benefit obligation to changes in the principal assumptions:

			Increase in assumption(1)	Decrease in assumption(1)
	Change in assumption		EURm	EURm
Discount rate for determining present values	1.0%		2 154	(2 593)
Annual rate of increase in future compensation levels	1.0%		(116)	100
Pension growth rate	1.0%		(494)	430
Inflation rate	1.0%		(454)	367
Healthcare cost trend rate	1.0%		(41)	34
Life expectancy	1	year	(882)	829
(1)	Positive movement indicates a reduction in the defined benefit obligation; a negative movement indicates an increase in the defined benefit obligation.

Investment strategies

The overall pension investment objective of the Group is to preserve or enhance the pension plans’ funded status through the implementation of an investment strategy that maximizes return within the context of minimizing surplus risk. In formulating the asset allocation for the Plans, multiple factors are considered, including, but not limited to the long-term risk and return expectations for a variety of asset classes as well as current and multi-year projections of the pension plans’ demographics, benefit payments, contributions and funded status. Local trustee boards are responsible for conducting asset liability studies, when appropriate; overseeing the investment of plan assets; and monitoring and managing associated risks under company oversight and in accordance with local law. The results of the Asset-Liability framework are implemented on a plan level.

The Group’s pension investment managers may use derivative financial instruments including futures contracts, forward contracts, options and interest rate swaps to manage market risk. The performance and risk profile of investments is regularly monitored on a stand-alone basis as well as in the broader portfolio context. One risk is a decline in the plan’s funded status as a result of the adverse performance of plan assets and/or defined benefit obligations. The application of the Asset-Liability Model study focuses on minimizing such risks.

Disaggregation of plan assets

	2018				2017
EURm	Quoted	Unquoted	Total	%	Quoted	Unquoted	Total	%
Equity securities	1 735	23	1 758	7	1 857	1	1 858	7
Fixed income securities	17 195	203	17 398	71	17 810	44	17 854	70
Insurance contracts	–	901	901	4	–	1 013	1 013	4
Real estate	–	1 332	1 332	5	–	1 350	1 350	5
Short-term investments	515	40	555	2	709	14	723	3
Private equity and other	114	2 421	2 535	11	–	2 737	2 737	11
Total	19 559	4 920	24 479	100	20 376	5 159	25 535	100

Most short-term investments including cash, equities and fixed-income securities have quoted market prices in active markets. Equity securities represent investments in equity funds and direct investments, which have quoted market prices in an active market. Debt securities represent investments in government and corporate bonds, as well as investments in bond funds, which have quoted market prices in an active market. Debt securities may also comprise investments in funds and direct investments. Insurance contracts are customary pension insurance contracts structured under domestic law in the respective countries. Real estate investments are investments in commercial properties or real estate funds which invest in a diverse range of real estate properties. Short-term investments are liquid assets or cash which are being held for a short period of time, with the primary purpose of controlling the tactical asset allocation. Other includes commodities as well as alternative investments, including derivative financial instruments.

United States plan

United States plan asset target and actual allocation range of the pension and opeb trust by asset category as of December 31, 2018:

	Pension target	Percentage of	Post-retirement	Percentage of post-
%	allocation range	plan assets	target allocation	employment plan assets
Equity securities	5 - 9	4	46	46
Fixed income securities	67 - 89	78	17	17
Real estate	4 - 8	6	–	–
Short-term investments	–	–	37	37
Private equity and other	6 - 13	12	–	–
Total		100	100	100

The majority of the Group’s United States pension plan assets are held in a master pension trust. The opeb plan assets are held in two separate trusts.  The Pension & Benefits Investment Committee formally approves the target allocation ranges every few years on the completion of the asset-liability study by external advisors and internal investment management. The overall United States pension plan asset portfolio reflects a balance of investments split of approximately 22/78 between equity, including alternative investments for this purpose, and fixed income securities.

United States pension plan assets included EUR 0.2 million of Nokia ordinary shares and EUR 0.5 million of Nokia bonds as of December 31, 2018 (EUR 0.15 million of Nokia ordinary shares and EUR 0.5 million of Nokia bonds in 2017).

Significant events in 2018

Plan amendments

UK GMP equalization

UK high court has ruled that the trustees of UK defined benefit pension schemes must compensate members for gender based differences attributable to guaranteed minimum pensions (GMPs). Implementation of this ruling resulted in an expense of EUR 3 million, recognized as past service costs in the consolidated income statement.

Germany Transition Payments ruling

German Federal Labor Court has ruled that employees that leave Nokia prior to retirement are also eligible to the transition payments benefit.  Implementation of this ruling resulted in an expense of EUR 15 million, recognized as past service costs in the consolidated income statement.

Germany Mortality Table update

Heubeck AG published an update to the 2005 mortality table, Heubeck Richttafeln RT 2018 G. The update results in an increase of the liability in Germany and resulted in an actuarial loss due to changes in demographic assumptions of EUR 27 million, recognized as pension remeasurement in the consolidated statement of comprehensive income.

India Legislation update for Gratuity Plan

The Indian Government has passed a new bill doubling the tax exemption gratuity limit. Implementation of this increased gratuity has resulted in an expense of EUR 4 million, recognized as past service costs in the consolidated income statement.

Curtailments

In 2018, the Group recognized curtailments in a number of countries. In the United States, restructuring activities resulted in a loss on curtailment of EUR 44 million driven by severance-related pension benefit enhancement. Curtailments were recognized as past service costs in the consolidated income statement.

Future cash flows

Contributions

Group contributions to the pension and other post-retirement benefit plans are made to facilitate future benefit payments to plan participants. The funding policy is to meet minimum funding requirements as set forth in the employee benefit and tax laws, as well as any such additional amounts as the Group may determine appropriate. Total contributions expected to be paid in 2019 total EUR 91 million.

United States pension plans

Funding methods

Funding requirements for the three United States qualified defined benefit pension plans are determined by the applicable statutes, namely the Employee Retirement Income Security Act of 1974 (ERISA), the Internal Revenue Code of 1986, and regulations issued by the Internal Revenue Service (IRS).

In determining funding requirements, ERISA allows assets to be either market value or an average value over a period of time; and liabilities to be based on spot interest rates or average interest rates over a period of time. A preliminary assessment indicates that no funding is required for the non-represented and represented pension plans until, at least 2019. For the formerly represented pension plan, the Group does not foresee any future funding requirement for regulatory funding purposes, given the plan’s asset allocation and the level of assets compared to liabilities.

Healthcare benefits for both management and formerly union represented retirees’ benefits are capped for those who retired after February 28, 1990. The benefit obligation associated with this group of retirees is approximately 56% of the total United States retiree healthcare obligation as of December 31, 2018. Medicare is the primary payer for those aged 65 and older, comprising almost all of uncapped retirees.

Section 420 transfer

Section 420 of the US Internal Revenue Code (Section 420) allows for the transfer of pension assets in excess of specified thresholds (excess pension assets) over the plan’s funding obligation to be used to fund healthcare benefits and/or life insurance coverage (Opeb) of retired employees entitled to pension benefits under the plan. Section 420 requires employers making such transfers to continue to provide healthcare benefits or life insurance coverage, as the case may be, to those retirees for a certain period of time (cost maintenance period) at levels prescribed by regulations.

For retirees who were represented by the CWA and IBEW, the Group expects to fund the current retiree healthcare and group life insurance obligations with Section 420 transfers from the formerly represented pension plan’s pension surplus. This is considered as a refund from the pension plan when setting the asset ceiling.

Section 420 is currently set to expire on December 31, 2025. The Group expects to continue to make Section 420 transfers from the formerly represented pension plan to fund healthcare benefits and group life insurance coverage for formerly represented retirees.

Group Contributions

The following table summarizes expected contributions to the Group pension and post-retirement plans for 2019 and for the US pension and post-retirement plans until 2028. These figures include the reimbursements the Group expects to receive with respect to the US coverage provided to US plan participants eligible for the Medicare prescription drug benefit. The Group did not make contributions to the US qualified pension plans in 2018, nor does it expect to make any contributions in 2019. Actual contributions may differ from expected contributions due to various factors, including performance of plan assets, interest rates and legislative changes.

					Other	Total for
	US Pension	US Post-retirement			Countries	Group
				Medicare subsidy
				for formerly
EURm	Non-qualified plans	Non-represented	Other benefit plans	union represented(1)
2019	26	9	3	(14)	53	77
2020	26	8	3	(13)
2021	25	8	3	(13)
2022	25	8	10	(12)
2023	24	7	50	(12)
2024-2028	114	30	261	(49)
(1)	Medicare Subsidy is recorded within other movements in the reconciliation of the present value of the defined benefit obligation.

Benefit payments

The following table summarizes expected benefit payments from the pension and post-retirement plans and other post-employment benefit plans until 2028. Actual benefit payments may differ from expected benefit payments. The amounts for the United States plans are net of expected plan participant contributions, as well as the annual Medicare Part D subsidy of approximately EUR 14 million.

	United States direct benefit payments					Other countries	Total
	Pension			Post-retirement
	Qualified	Qualified	Non-qualified	Formerly union	Non-union
EURm	management	occupational	plans	represented	represented
2019	1 284	277	26	128	54	262	2 031
2020	1 089	264	26	162	55	257	1 853
2021	1 045	252	25	158	56	272	1 808
2022	1 008	240	25	140	57	265	1 735
2023	970	228	24	128	57	297	1 704
2024-2028	4 275	964	114	513	291	1 446	7 603

Benefits are paid from plan assets where there is sufficient funding available to the plan to cover the benefit obligation.  Any payments in excess of the plan assets are paid directly by Nokia. Direct benefit payments expected to be paid in 2019 total EUR 126 million.